UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2023

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	25-1811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares of Beneficial Interest, par value $.01 per share	HT	New York Stock Exchange
6.875% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PC	New York Stock Exchange
6.50% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PD	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share	HT-PE	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.
On May 25, 2023, the shareholders of Hersha Hospitality Trust (the “Company”) approved an Amendment (the “Amendment”) to the Hersha Hospitality Trust 2012 Equity Incentive Plan. In this Current Report on Form 8-K, the Company’s 2012 Equity Incentive Plan, as amended by the Amendments, is referred to as the “2012 Plan.”
Among other changes, effective May 25, 2023, the Amendment increases the aggregate number of Class A common shares (“common shares”) that may be issued under the 2012 Plan as stock awards and in settlement of performance shares, dividend equivalents and LTIP awards by 3,000,000 shares from 8,875,000 shares to 11,875,000 shares (such additional shares in excess of the original 8,875,000 share limit, the “New Shares”). The maximum aggregate number of New Shares of Common Stock and LTIP Awards that may be issued under this Plan to any Participant, after giving effect to the June 22, 2015 1-for-4 reverse share split, is 1,250,000 shares or units, as applicable. The Amendment extends the expiration date of the 2012 Plan from April 16, 2031 to April 13, 2033.

A summary of the material terms and conditions of the 2012 Plan, as amended by the Amendment, appears under the heading “Proposal Four—Approval of Amendment to 2012 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 13, 2023 (the “2023 Proxy Statement”). Such summary is incorporated herein by reference and is qualified by reference to the actual text of the 2012 Plan (a copy of which is filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 18, 2011 and incorporated by reference herein), Amendment No. 1 thereto (a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 31, 2011 and incorporated by reference herein), Amendment No. 2 thereto (a copy of which is filed as Appendix A in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 17, 2014 and incorporated by reference herein) and the Amendment (a copy of which is filed as Appendix A on Schedule 14A to the 2023 Proxy Statement and incorporated by reference herein).

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 25, 2023, the Company held its 2023 annual meeting of shareholders (the “Annual Meeting”). There were 32,461,212 common shares of the Company represented in person or by proxy at the meeting, constituting approximately 81% of outstanding common shares on March 31, 2023, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1: Election of Four Class II Trustees to the Company’s Board of Trustees

	For	Against	Abstain	Broker Non-Votes
Jackson Hsieh	18,321,973	1,633,414	57,121	12,448,704
Dianna F. Morgan	17,814,333	2,141,975	56,200	12,448,704
John M. Sabin	14,687,458	5,264,583	60,467	12,448,704
Neil H. Shah	19,353,544	601,836	57,128	12,448,704
All trustee nominees were duly elected.  Each of the individuals named in the table above will serve as a Class II Trustee until the 2025 annual meeting of shareholders and until his or her successor is duly elected and qualified.
Proposal 2: Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
19,624,637	307,120	80,751	12,448,704

The proposal was approved on an advisory basis.

Proposal 3: Advisory Vote on Frequency of Future Advisory Shareholder Votes on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,971,832	111,721	856,406	72,549	12,448,704

As disclosed above, 18,971,832 of the votes cast on Proposal No. 3 voted, on an advisory basis, to hold an advisory shareholder vote on executive compensation every year. In view of these voting results and in accordance with the Board of Trustees’ recommendation, the Board of Trustees has determined that advisory votes on executive compensation will be submitted to shareholders every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.
Proposal 4: Approval of Amendment to 2012 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
11,640,872	8,292,105	79,531	12,448,704

Proposal 5: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023

For	Against	Abstain	Broker Non-Votes
29,637,852	2,717,878	105,482	N/A

The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: May 26, 2023	By:	/s/ Ashish R. Parikh
	Name:	Ashish R. Parikh
	Title:	Chief Financial Officer